UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2013

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                               Other Events.

On August 2, 2013, HealthDataInsights, Inc. (HDI), a wholly owned subsidiary of HMS Holdings Corp. (the “Registrant”) entered into a modification of its Medicare Recovery Audit Contract with the Centers for Medicare & Medicaid Services (CMS).  Under this contract, which expires in February 2014, HDI serves as the Medicare recovery audit contractor (RAC) for CMS Region D.  The modification amends the previously disclosed transition plan for the incumbent Medicare RACs.

Under the amended transition plan, the Medicare RACs are now permitted to continue requesting certain medical records through November 15, 2013 and sending improper payments for processing until January 30, 2014.  In addition, under the amended transition plan, each Medicare RAC will remain responsible for assisting CMS with the appeals process, and returning fees previously paid on successful appeals, for their current region through December 31, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

By:	/s/ Walter D. Hosp
Name:	Walter D. Hosp
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Dated: August 7, 2013

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